Ivy Funds

Supplement dated July 1, 2015 to the

Ivy Funds Prospectus dated July 31, 2014

and as supplemented August 4, 2014, November 14, 2014, December 12, 2014, April 1, 2015, April 15, 2015 and May 15, 2015

Effective July 1, 2015, IICO, the Fund’s investment adviser, assumed direct investment management responsibilities of Ivy Micro Cap Growth Fund from Wall Street Associates, LLC (Wall Street), the Fund’s former investment subadviser. In addition, effective July 1, 2015, John Bichelmeyer assumed investment management responsibilities for Ivy Micro Cap Growth Fund.

Therefore, as of July 1, 2015, all references to Wall Street, Paul J. Ariano, Paul K. LeCoq, Luke A. Jacobson and Alexis C. Waadt where they appear in the Prospectus are deleted.

In addition, the following changes to the Prospectus also take effect as of July 1, 2015:

The following replaces the second and third paragraphs of the “Principal Investment Strategies” section for Ivy Micro Cap Growth Fund on page 19:

In selecting equity securities for the Fund, Ivy Investment Management Company (IICO), the Fund’s investment manager, utilizes a bottom-up stock selection process and seeks to invest in securities of companies that it believes exhibit extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision.

Generally, in determining whether to sell a security, IICO uses the same type of analysis that it uses in buying securities. For example, IICO may sell a security if it believes that the issuer’s growth and/or profitability characteristics are deteriorating or the issuer no longer maintains a competitive advantage, when it believes there are more attractive investment opportunities, when IICO believes a company’s valuation has become unattractive relative to industry leaders and industry-specific metrics, to reduce the Fund’s holding in that security or its exposure to a particular sector, or to raise cash.

The following replaces the “Management Risk” bullet point of the “Principal Investment Risks” section for Ivy Micro Cap Growth Fund on page 19:

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Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio. There can be no guarantee that its decisions will produce the desired results, and the Fund may not perform as well as other similar mutual funds.

The following replaces the “Investment Adviser” section for Ivy Micro Cap Growth Fund on page 21:

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

The following replaces the “Portfolio Managers” section for Ivy Micro Cap Growth Fund on page 21:

Portfolio Manager

John Bichelmeyer, Portfolio Manager for IICO, has managed the Fund since July 2015.

The following replaces the third paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Micro Cap Growth Fund on page 168:

In selecting equity securities for the Fund, IICO primarily looks for companies exhibiting extraordinary earnings growth, earnings surprise potential, fundamental strength and management vision. In selecting securities with earnings growth potential, IICO may consider such factors as a company’s competitive market position, quality of management, growth strategy, industry trends, internal operating trends (such as profit margins, cash flows and earnings and revenue growth), overall financial condition, and ability to sustain or improve its current rate of growth. In seeking to achieve its investment objective, the Fund also may invest in equity securities of companies that IICO believes are temporarily undervalued or show promise of improved results due to new management, products, markets or other factors. The Fund may invest a large percentage of its assets in a relatively limited number of sectors.

The following replaces the sixth paragraph of the “Additional Information about Principal Investment Strategies, Other Investments and Risks” section for Ivy Micro Cap Growth Fund beginning on page 168:

When IICO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Fund may invest include: short-term obligations such as rated commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term U.S. dollar-denominated obligations which IICO believes are of comparable high quality. Subject to the Fund’s

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investment policies and restrictions, the Fund may utilize derivative instruments, including futures contracts and options, for defensive purposes. However, by taking a temporary defensive position, the Fund may not achieve its investment objective.

The following replaces the “The Management of the Funds — Portfolio Management” section for Ivy Micro Cap Growth Fund on page 213:

Ivy Micro Cap Growth Fund: John Bichelmeyer is primarily responsible for the day-to-day management of Ivy Micro Cap Growth Fund. Mr. Bichelmeyer has held his Fund responsibilities for Ivy Micro Cap Growth Fund since July 2015. Mr. Bichelmeyer joined IICO in May 2015 as a portfolio manager and serves as a portfolio manager for another investment company managed by WRIMCO. Prior to joining IICO, he served as a portfolio manager for Kornitzer Capital Management, Inc. since 2007. Mr. Bichelmeyer earned a BS in Finance from Creighton University. He is a Chartered Financial Analyst.

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